Exhibit 22.  Subsidiaries of the Registrant
          There is no parent of Registrant. The Registrant owns 100% of the voting securities of each subsidiary listed below, expect that each subsidiary marked with an asterisk owns 100% of the voting securities of the subsidiary or subsidiaries indented immediately below such marked subsidiary. All subsidiaries listed below are included in the consolidated financial statements of the Registrant.


                                                           State of
Subsidiary                                               Incorporation
*Flowers Family Bakeries, Inc. . . . . . . . . . . . . . . . . . .  Delaware
      *Flowers Baking Co. of Alabama, Inc. . . . . . . . . . . . .  Alabama
      Flowers Distributing Company of Birmingham, Inc. . . . . . .  Alabama
      Flowers Baking Co. of Opelika, Inc.. . . . . . . . . . . . .  Alabama
      Hardin's Bakery, Incorporated. . . . . . . . . . . . . . . .  Alabama
      Flowers Specialty Foods of Montgomery, Inc.. . . . . . . . .  Alabama
      *Flowers Baking Co. of Arkansas, Inc.. . . . . . . . . . . .  Arkansas
      Flowers Baking Co. of Texarkana, Inc.. . . . . . . . . . . .  Arkansas
      Holsum Baking Company. . . . . . . . . . . . . . . . . . . .  Arkansas
      *Flowers Baking Co. of California, Inc.. . . . . . . . . . .  California
      Flowers Baking Co. of Fresno, Inc. . . . . . . . . . . . . .  California
        Flowers Baking Co. of Chattanooga, Inc.. . . . . . . . . .  Tennessee
      *Flowers Baking Co. of Florida, Inc. . . . . . . . . . . . .  Florida
      Flowers Baking Co. of Bradenton, Inc.. . . . . . . . . . . .  Florida
      Flowers Baking Co. of Jacksonville, Inc. . . . . . . . . . .  Florida
      Flowers Baking Co. of Miami, Inc.. . . . . . . . . . . . . .  Florida
      *Flowers Baking Co. of Georgia, Inc. . . . . . . . . . . . .  Georgia
      Atlanta Baking Company, Incorporated . . . . . . . . . . . .  Georgia
      European Bakers, Ltd . . . . . . . . . . . . . . . . . . . .  Georgia
      Dan-Co Bakery, Inc.. . . . . . . . . . . . . . . . . . . . .  Georgia
      Flowers Baking Co. of Thomasville, Inc.. . . . . . . . . . .  Georgia
      Flowers Specialty Baked Foods, Inc.. . . . . . . . . . . . .  Georgia
      Table Pride, Inc.. . . . . . . . . . . . . . . . . . . . . .  Georgia
      *Flowers Baking Co. of Villa Rica, Inc.. . . . . . . . . . .  Georgia
      Flowers Baking Co. of Gadsden, Inc.. . . . . . . . . . . . .  Alabama
      Flowers Specialty of Suwanee, Inc. . . . . . . . . . . . . .  Georgia
      Flowers Frozen Bakery Distributors, Inc. . . . . . . . . . .  Georgia
      Aunt Fanny's Bakery, Inc.. . . . . . . . . . . . . . . . . .  Georgia
      Aunt Fanny's Bakery of Rome, Inc.. . . . . . . . . . . . . .  Georgia
      *Flowers Baking Co. of North Carolina, Inc.. . . . . . . . .  North
                                                                    Carolina
      Flowers Baking Co. of Jamestown, Inc.. . . . . . . . . . . .  North
                                                                    Carolina
      Daniels Home Bakery of North Carolina, Inc.. . . . . . . . .  North
                                                                    Carolina
       Flowers Baking Co. of Ohio, Inc. . . . . . . . . . . . . .  Ohio
      *Flowers Holding Co. of S. C., Inc.. . . . . . . . . . . . .  South
                                                                    Carolina
      FBC, Inc. (d/b/a Flowers Snack Distributors) . . . . . . . .  South
                                                                    Carolina
      Flowers Baking Co. of Fountain Inn, Inc. . . . . . . . . . .  South
                                                                    Carolina
      Flowers Baking Company of South Carolina, Inc. . . . . . . .  South
                                                                    Carolina
      South Carolina Banking Co., Inc. . . . . . . . . . . . . . .  South
                                                                    Carolina
      *Flowers Baking Co. of Tennessee, Inc. . . . . . . . . . . .  Tennessee
      Flowers Baking Co. of Morristown, Inc. . . . . . . . . . . .  Tennessee
      Flowers Fresh Bakery Distributors, Inc.. . . . . . . . . . .  Tennessee
      *Flowers Baking Co. of Texas, Inc. . . . . . . . . . . . . .  Texas
      El Paso Baking Co., Inc. . . . . . . . . . . . . . . . . . .  Texas
      Flowers Baking Co. of Tyler, Inc.. . . . . . . . . . . . . .  Georgia
      Richter's Bakery of San Antonio, Inc.. . . . . . . . . . . .  Texas
      Richter's Bakery of Austin, Inc. . . . . . . . . . . . . . .  Texas
      Richter's Bakery of Corpus Christi, Inc. . . . . . . . . . .  Texas
      Colonial Cake Company, Inc.. . . . . . . . . . . . . . . . .  Texas
      San Angelo Distributing Co., Inc.. . . . . . . . . . . . . .  Texas
      *Flowers Baking Co. of Virginia, Inc.. . . . . . . . . . . .  Virginia

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      Flowers Baking Co. of Lynchburg, Inc.. . . . . . . . . . . .  Virginia
      Flowers Baking Co. of Norfolk, Inc.. . . . . . . . . . . . .  Virginia
    Flowers Baking Co. of West Virginia, Inc.. . . . . . . . . . .  West
                                                                    Virginia
    Allegheny Bakery Distributing Co., Inc.. . . . . . . . . . . .  West
                                                                    Virginia
    Storck Baking Company. . . . . . . . . . . . . . . . . . . . .  West
                                                                    Virginia
    Columbus Baking Company, Inc.. . . . . . . . . . . . . . . . .  Ohio
    Aunt Fanny's Bakery of Pennsylvania, Inc.. . . . . . . . . . .  Pennsylvania
    Griffin Pie Company, Inc.. . . . . . . . . . . . . . . . . . .  Kentucky
   *Huval Bakery, Incorporated . . . . . . . . . . . . . . . . . .  Louisiana
         *Bunny Bread, Inc.. . . . . . . . . . . . . . . . . . . .  Louisiana
             Flowers Baking Co. of Baton Rouge, Inc. . . . . . . .  Louisiana
    Schott's Bakery, Inc.  . . . . . . . . . . . . . . . . . . . .  Texas
    Pies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  Minnesota
    Pies, Inc. Foodservice Sales Co. . . . . . . . . . . . . . . .  Minnesota
*Stilwell Foods, Inc.. . . . . . . . . . . . . . . . . . . . . . .  Oklahoma
      Stilwell Foods of Texas, Inc.. . . . . . . . . . . . . . . .  Oklahoma
  Mrs. Smith's Bakeries, Inc.. . . . . . . . . . . . . . . . . . .  Georgia


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